UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2013

US AIRWAYS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former name or former address if changed since last report.)

US AIRWAYS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 693-0800

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On May 21, 2013, US Airways Group, Inc. announced the pricing of $500 million of its 6.125% Senior Notes due 2018, which represents an increase of $100 million from the previously announced size of the offering. The offering is being made pursuant to an effective shelf registration statement that was previously filed. The press release announcing the pricing of the offering is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Press Release dated May 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. AIRWAYS GROUP, INC.

Date: May 21, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. AIRWAYS, INC.

Date: May 21, 2013	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 21, 2013.